Investor Presentation May 2010 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance and reinsurance focused in niche markets.
The Objective
To maintain our profitable growth record while maximizing on the opportunities afforded us through our international platform.
The Strategy
Apply our proven business model to deploy capital in attractive niche markets that offer opportunities for maximum return.

4.
Argo Group Today
Major business segment locations
Bermuda Headquarters
Specialty underwriter in attractive niche areas of P&C insurance and reinsurance markets
Headquarters: Bermuda
– Operate in 50 states and internationally
– View the specialty market as a single marketplace
Total capitalization of $2.0 billion
Four ongoing business segments
– Excess and Surplus Lines (U.S.)
– Commercial Specialty (U.S.)
– Reinsurance
– International Specialty
Brussels
London

5. Four Business Units 1. 3. 2. 4. Strategic Business Plan Focus: Specialty underwriter in niche markets Growing an International Specialty Underwriter Growth and Profitability Four Business Units

6.
A Recap of Our Successful Strategic Business Plan
1. Target attractive
niche markets
2. Develop leading,
differentiated
positions
3. Expand position
– organically
– geographically
– selective acquisitions
4. Results: growth in
premiums, earnings
and book value

7.
ATTRACTIVE NICHE MARKETS
A Different Type of Approach
Key Criteria In Selecting Niche Markets
Higher margin and return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth

8.
P/C insurance for independent grocery stores
Leader
Workers’ compensation for coal mines in
Pennsylvania and Maryland
Leader
Insurance for the retail dry cleaning industry
Leader
Commercial insurance for small / medium
public entities
Leader
E&S market top-tier
Leader
Lloyd’s direct and facultative market
Leader
DEVELOP LEADERSHIP POSITIONS
Examples of Leadership Positions

9. $378M $1.4B 2002 2009 Earned Premiums $2.0B $622M 2002 2009 Gross Written Premiums 18.1% CAGR 20.8% CAGR RESULTS: GROWTH An Impressive Growth Record…

10. $53M $146M 2002 2009 15.5% CAGR $3M $118M 2001 2009 Net Income Net Investment Income 68.9% CAGR RESULTS: GROWTH Improved Bottom Line Results…

11.
$53.81
$52.36
$44.18
$45.15
$23.40
$27.22
$30.36
$33.52
$39.08
2002 2003 2004 2005 2006 2007 2008 2009 2010-Q1
RESULTS: GROWTH
…and Consistent Growth of Book Value
BVPS Growth Since 2002
12.2%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis. Preferred stock had fully converted into common shares as of Dec. 31, 2007.

ARGO GROUP

ARGO GROUP

ARGO GROUP
Get there together

12. 1. 3. 2. 4. Strategic Business Plan Growth and Profitability Four Business Units Focus: Specialty underwriter in niche markets Growing an International Specialty Underwriter

13.
Excess & Surplus
Lines
International
Specialty
•
2009 GWP $706M
• Lloyd’s platform
• 2009 GWP $642M
Excess & Surplus
Lines
Reinsurance
• 2009 GWP $163M
• Bermuda platform
• Includes Excess
Casualty Unit
Commercial
Specialty
• 2009 GWP $476M
Four Growth Platforms

14.
EXCESS & SURPLUS LINES:
Highly Competitive
Status
Standard market expanding risk appetite
New entrants building market share
Argo maintaining underwriting discipline
Competitive advantages
Colony, Argonaut Specialty & Argo Pro
Excellent infrastructure – broad geography
Underwriting expertise
Broad product portfolio for small acct U/Ws
Controlled distribution
– Wholesale agents
Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $12.7M of losses from 2008 hurricanes.
92.6% 88.9% 89.3%
$58
$102
$113
$98
93.3%
2010 Three Months: $12.7M
2009 Three Months: $24.0M
$65
99.6%
2005 2006 2007 2008* 2009

15.
COMMERCIAL SPECIALITY:
Specialty Niche Segment
Status
Performed well given competition
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
Pre-Tax Operating Income
($M)
Combined ratio
* Includes $2.8M of losses from 2008 hurricanes.
92.6% 89.4% 88.7%
$38
$50
$61
$43
96.5%
2010 Three Months: $7.9M
2009 Three Months: $15.7M
$46
95.6%
2005 2006 2007 2008* 2009

16.
$24
$50
Status
Underwriting on $1.2
billion of capital
Achieved desired diversification year two
Reported favorable development related
to Hurricane Ike
Added Casualty and Professional Risks
business in early 2009
Competitive advantages
Utilized established infrastructure
Built diversified book of business
Proven record of leadership
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
REINSURANCE:
Argo Re – Well Established
Pre-Tax Operating Income
($M)
77.9%
52.3%
2008 2009
Combined ratio
2010 Three Months: $  7.6M*
2009 Three Months: $10.1M
*Includes $6.5M of losses from earthquakes.

17.
Status
Acquired Heritage in 2008;
rebranded to Argo International
Enoizi to CEO; Carrier to U/W director
Worldwide property
– Direct and Facultative
– North American and International
Binding Authority
Non-U.S. liability
– Professional indemnity
– General liability
Competitive advantages
Specialist knowledge
Access to decision makers
Carries the Lloyd’s market ratings of
‘A’ (Excellent) rating by A.M. Best, and
‘A+’ by S&P
INTERNATIONAL SPECIALTY:
Argo International (Lloyd’s)
Year Ended
Dec. 31, 2009
($M)
$24
$424
$706
Operating
Income
Earned
Premium
Gross Written
Premium
2009 Combined ratio 95.8%
2010 Three Months OI: ($10.7M)*
2009 Three Months OI: $4.2M
*Includes $18.8M of losses from earthquakes.

ARGO INTERNATIONAL

Member Argo Group

ARGO GROUP US

Get there together

ARGO RE

Member Argo Group

ARGO GROUP

Get there together

18.
Combined Business Mix
Established platform to write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance/Insurance
Quota share reinsurance
of business partners
Property reinsurance
Excess casualty and
professional liability insurance
56%
14%
30%
International Specialty (Lloyd’s)
Worldwide property
Non-U.S. liability
GWP as of March 31, 2010

19. Diversified Business Model Reinsurance Insurance 86% 14% As of March 31, 2010 Note: Based on gross written premiums (GWP) Casualty ~70% ~30% Property 14%

20.
Argo Group 2009 Financial Highlights
2008 2009 Change
Gross Written Premium
24%
Net Earned Premium 25%
Total Revenue 24%
Net Operating Income Per Share 35%
Net Income Per Share
86%
** Impacted by $17.4M of pre-tax losses from U.S. storms in Q2 and $74M from hurricanes Gustav and Ike in Q3.
Net Investment Income 3%
YTD Growth in Book Value Per Share
$  1.6B
$  1.1B
$  1.2B
$   3.17
$   2.05**
$ 150M
(2.1%)
$  2.0B
$  1.4B
$  1.5B
$   4.28
$   3.81
$ 146M
18.5%

21.
2009
Three
Months
2010
Three
Months
Change
Gross Written Premium $ 496M 18%
Net Earned Premium
$ 343M
6%
Total Revenue
$ 370M
1%
Net Operating Income Per Share $  1.13 72%
Net Income Per Share
$    0.88
24%
Net Investment Income $  39M 14%
YTD Growth in Book Value Per Share (2.2%)
Argo Group 2010 First Quarter Results
$ 405M
$ 324M
$ 372M
$  0.32
$    0.67
$  34M
2.8%

22.
Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,334
381
$52.36
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$3,995
429
$44.18
Strong Balance Sheet and Capital Base
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
In millions except for book value and leverage data
*Includes $311mm of Junior Subordinated Debentures
Mar 31, 2010
3,232
1,610
6,632
$4,289
$53.81
377
1,987
19.0%

23.
Conservative Investment Portfolio
Fixed income (94%)
Equities (6%)
Total: $3.9bn
Total: $0.3bn
• Average Rating of AA
• Duration of 3.2 years
• Internally and externally managed
• Conservative focus on large cap
34%
15%
17%
17%
7%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
10%
Financials
Industrial & Other
14%
86%

24.
Capital Deployment Strategy
Support balance sheet, mainly loss reserves
Growth of core business
– Deploy capital opportunistically across all four segments
– Reduce reliance on third-party reinsurance
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
Repatriate capital depending on capital position and stock price
– $120M authorized stock repurchase program remaining should above opportunities fail to appear/Repurchased $30M of common stock in Q1:2010
– Instituted a quarterly cash dividend of 12 cents per share

25.
I N  S U M M A R Y
A Strong and Well-Positioned Specialty Underwriter
Proven and successful strategic business plan
– Strong growth record
– Capital management
– Expanded, proven leadership team
Powerful competitive force in specialty lines market
– Flexible international platform
– U.S., Bermuda and London advantages
– Diversified business mix
– Growth though geographic and product diversification
Focus on profitable growth
– Effective capital deployment + high-margin focus = ROE improvement
– Consistent increase in book value per share over time